UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                      _________________________________

                                  FORM 8-K

                               Current Report
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):   July 20, 2005


                            GLOBAL CONCEPTS, LTD.
        --------------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


     Colorado                       0-25319                84-1191355
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(State of Incorporation)       (Commission File         (IRS Employer
                                Number)                  Identification No.)


                 14 Garrison Inn Lane, Garrison, NY 10524
                 ----------------------------------------
                 (Address of principal executive offices)

                              (845) 424-4100
                       -----------------------------
                       Registrant's Telephone Number


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425).
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12).
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b)).
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 2.02  Results of Operations and Financial Condition

     On July 20, 2005 Global Concepts issued a press release containing information regarding its results of operations for the 2nd quarter of 2005.

                                 EXHIBITS

99.	Press release dated July 20, 2005.


                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	                          	GLOBAL CONCEPTS, LTD.


Dated: July 20, 2005                    By:/s/ Eduardo Rodriguez
                                        ----------------------------
                                        Eduardo Rodriguez
                                        Chief Executive Officer